2013 Annual Meeting

Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2012 and Form 10 - Q for the fiscal quarter ended March 30, 2013. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . Furthermore, the Company disclaims all responsibility to update forward - looking statements. Caution: Forward Looking Statements

Investment Highlights • 64 years as one of the world’s leading firearms brands. • Experienced and engaged Board of Directors. • Strong management team. • Strong market position in rifles, revolvers and pistols . • We continue to outpace growth in the industry (NICs). • Strong balance sheet. • Improving operational results. NYSE: RGR Shares Outstanding: 19.3 Million Price: $49.14 (4/ 24/13) Market Capitalization: $949 Million

Company Profile

- Trailing 12-months ending March 30, 2013:
  - Sales: $535 Million, Operating Profit: 23%, EPS: $4.01
- Manufacturing facilities in Newport, NH and Prescott, AZ.
- 1,500 non-union employees, plus 600 temporary employees.
- Investment castings division.
- 2-step distribution, selling to 14 wholesale distributors.
- Firearms Products: (286 Catalog SKUs):

Rifles	Pistols	Revolvers
Single-Shot	Rimfire	Single-Action
Autoloading	Centerfire	Double-Action
Bolt-Action		
Modern Sporting		

ARMS MAKERS FOR RESPONSIBLE CITIZENS®

RUGER

Legislative Environment

New, Pending & Proposed State Laws

Protect Your Rights Campaign

Protect Your Rights Campaign

Protect Your Rights Campaign • 3 Simple Steps • 1 - 2 Minutes of Time • Sends 8 - 16 Emails Per Visitor

5 - Year Consolidated Operating Results

Consolidated Operating Results (in Millions, except EPS)

5 - Year Return $0 $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 2012 Source : Value Line Publishing LLC: Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein. Assumes $100 invested at the close of trading 12/07 in Sturm, Ruger & Co., Inc. common stock, Standard & Poor’s 500, Value Line Recreation Index, and Smith & Wesson Holding Corporation . *Cumulative total return assumes reinvestment of dividends . Ruger Recreation Smith & Wesson S&P 500

2012 Performance Indicators Source : Russell 2000 and S&P 500 results are calculated with data available on March 5, 2013, as published by Bloomberg L.P.

Return on Shareholders’ Equity (in Millions) 0% 20% 40% 60% 80% 100% 120% $0 $20 $40 $60 $80 $100 $120 $140 2012 2011 2010 2009 2008 2007 2006 $71 $40 Net Income

Return on Shareholders’ Equity (in Millions) 0% 20% 40% 60% 80% 100% 120% $0 $20 $40 $60 $80 $100 $120 $140 $116 $126 2012 2011 2010 2009 2008 2007 2006 Net Income Equity

Return on Shareholders’ Equity (in Millions ) 0% 20% 40% 60% 80% 100% 120% $0 $20 $40 $60 $80 $100 $120 $140 61% 2012 2011 2010 2009 2008 2007 2006 Net Income Equity ROE%

Return on Shareholders’ Equity (in Millions ) 0% 20% 40% 60% 80% 100% 120% $0 $20 $40 $60 $80 $100 $120 $140 83% 2012 2011 2010 2009 2008 2007 2006 61% Net Income Equity ROE% ROE% Adjusted for Cash

- 100 200 300 400 500 600 Estimated Distributor Sell - Through ( in Thousands of Units ) 2012 2011 2010 2009 2008 2007 2013

- 200 400 600 800 1,000 1,200 1,400 Bookings & Distributor Sell - Through (in Thousands of Units ) Bookings Sell - Through 2012 2011 2010 2009 2008 2007 2013 Q4 2011 Q1 2012 Bookings 452,300 1,200,100 Production 302,000 379,000 Sell - Through 291,800 460,800 Q4 2012 Q1 2013 Bookings 1,069,200 1,067,500 Production 463,500 503,600 Sell - Through 504,700 514,200

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales. 400 600 800 1,000 1,200 1,400 1,600 1,800 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2007 2008 2009 2010 2011 2012 Sell - through NICS checks NICS 70 % Growth

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales. 400 600 800 1,000 1,200 1,400 1,600 1,800 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2007 2008 2009 2010 2011 2012 Unit Sell - Through NICS Checks Ruger 270% Growth NICS 70 % Growth

Market Share Movement

Product Category	2010	2011
Revolvers:		
• Single-Action	Maintained	Maintained
• Double-Action	Maintained	Gained
Pistols:		
• Rimfire	Maintained	Maintained
• Centerfire Full-Size	Maintained	Gained
• Centerfire Compact	Gained	Gained
• 1911	Gained	Gained
Rifles:		
• Mini-14 Rifles	Maintained	Maintained
• Bolt-Action Rifles	Lost	Gained
• Rimfire Rifles	Maintained	Gained
• Modern Sporting Rifles	De Minimis	De Minimis

Based on Management Estimates and Distributor Commentary.

ARMS MAKERS FOR RESPONSIBLE CITIZENS®

RUGER

Market Share Movement

Product Category	2010	2011	2012
Revolvers:			
• Single-Action	Maintained	Maintained	Maintained
• Double-Action	Maintained	Gained	Gained
Pistols:			
• Rimfire	Maintained	Maintained	Gained
• Centerfire Full-Size	Maintained	Gained	Maintained
• Centerfire Compact	Gained	Gained	Maintained
• 1911	Gained	Gained	Gained
Rifles:			
• Mini-14 Rifles	Maintained	Maintained	Maintained
• Bolt-Action Rifles	Lost	Gained	Gained
• Rimfire Rifles	Maintained	Gained	Gained
• Modern Sporting Rifles	De Minimis	De Minimis	De Minimis

Based on Management Estimates and Distributor Commentary.

ARMS MAKERS FOR RESPONSIBLE CITIZENS®

RUGER

$- $100 $200 $300 $400 $500 $600 2010 2011 2012 New Product Impact ( in Millions ) New Products 38% 30% 25% Mature Products $485 $324 $252

$0 $20 $40 $60 $80 $100 $120 $140 $160 Q1 2012 Q1 2013 New Products Mature Products 35% 37% $153 $111 New Product Impact ( in Millions )

Highlighted New Products: 2012 & YTD 2013

3 New Platform Products

Ruger American Rifle / SR22 / SR45

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16 New Product Derivatives

Including the 22/45 Lite / 10/22 Takedown / LC380 /
SR1911 Commander-Style / Ruger Muzzle Brake System

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59 Distributor Specials

Including the NRA LC9 / Shopkeeper's Bearcat /
USA 10/22 Takedown / Purple LCP, LC9 & SR22

ARMS MAKERS FOR RESPONSIBLE CITIZENS®

RUGER

Awards & Recognition

Editorial Coverage

Editorial Coverage

Editorial Coverage

Web Editorial Coverage

Social Media Presence

Inventory Reduction (in Millions) - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 Raw Material & WIP

Inventory Reduction (in Millions) - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 Raw Material & WIP Finished Goods

Inventory Reduction (in Millions) - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 Raw Material & WIP Finished Goods Inventory Turns Turns

Inventory Reduction (in Millions) - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $- $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 2009 2010 2011 2012 If inventory turns had not improv ed in 2012 , inventory would have been $15 million greater than 2011. Raw Material & WIP Finished Goods Inventory Turns Inventory Avoided by Increased Turns Turns

Finished Goods Inventory (in Thousands of Units ) - 20 40 60 80 100 120 140 160 2006 2007 2008 2009 2010 2011 2012 2013 Ruger 16,900 Distributors 47,300

- 5 10 15 20 25 30 35 Distributor Inventory Turns 2012 2011 2010 2009 2008 2007 2006 2013 If distributor inventory turns were in the range of 6 - 8, then distributor inventory would be between 250,000 - 300,000 units.

2012 Capital Allocation ( in Millions) Capital Expenditures $27 Regular Dividend $25 Special Dividend $87

$- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2008 2009 2010 2011 2012 2012 Capital Expenditures ( in Millions) Capital Expenditure Operating Income 70% 31% 45% 35% 25% Our investment in capital equipment has allowed us to increase our production by a compounded annual rate of 30% over the past 5 years . Over that same period, Capital Expenditures have decreased from 70% to 25% of Operating Income.

Facility Search • Active search for a third manufacturing facility ( approximately 250,000 sq. ft.) is on - going. • Need for additional manufacturing space is new product driven, not unit volume driven. • Looking for a community that supports the 2 nd Amendment and has a skilled workforce. • Three attractive sites have been identified ( NC, SC and TX ). • We have retained Greyhill Advisors (Austin, Texas) to assist in our search ( rugerproject@greyhill.com ).

State Income Tax Breakdown $92.7 Million Paid in 2012 Taxes ( in Millions) Federal Excise $43.7 Federal Income $34.6 State Income $7.1 Payroll $6.8 Other $0.5 New Hampshire $4.4% $ 4.7% Arizona $1.5% $ 1.6% Connecticut $0.25% $ 0.3% 5 All Other $1.0% $ 1.1%

Variable Quarterly Dividend ( in Thousands) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2009 2010 2011 2012 2013 40% of EPS 25% of EPS

Shareholder Return Six years ago we told you: “The Company will use its cash to enhance shareholder value, or it will be returned to the shareholders.”

Since 2007, we returned $178 million to our shareholders: • Stock Buyback $ 38 Million • Special Dividend $ 87 Million • Regular Quarterly Dividend $ 53 Million • Our March 30, 2013 cash balance is $ 45.6 million. • Since 2007, our market capitalization increased from $220 m illion to $949 m illion. Shareholder Return

We anticipate releasing 2013 quarterly earnings and holding Investor conference calls on the following dates: Period Earnings Release Conference Call Q2 2013 July 31, 2013 August 1, 2013 Q3 2013 November 6, 2013 November 7 , 2013 Q4 2013 February 26, 2014 February 27, 2014 Investor Communications

Investment Highlights • 64 years as one of the world’s leading firearms brands. • Experienced and engaged Board of Directors. • Strong management team. • Strong market position in rifles, revolvers and pistols . • We continue to outpace growth in the industry (NICs). • Strong balance sheet. • Improving operational results. NYSE: RGR Shares Outstanding: 19.3 Million Price: $49.14 (4/ 24/13) Market Capitalization: $949 Million

Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2012 and Form 10 - Q for the fiscal quarter ended March 30, 2013. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . Furthermore, the Company disclaims all responsibility to update forward - looking statements. Caution: Forward Looking Statements

Thank You!